Convertible Promissory Notes	12 Months Ended
Dec. 31, 2018
Convertible Promissory Notes

6. Convertible Promissory Notes

In December 2015, the Company issued convertible promissory notes in the aggregate principal amount of $0.5 million. In 2016, the Company issued convertible promissory notes in the amount of $6.5 million. The notes accrued interest at an annual rate of 6% payable upon maturity at one year after issuance. In November 2016, the total outstanding principal and accrued interest on the notes of $7.2 million converted into 7,163,984 shares of the Company’s Series A redeemable convertible preferred stock (the “Series A Preferred Stock”) at a price of $1.00 per share. The convertible promissory notes did not contain any features which were required to be bifurcated and accounted for separately.